PRELIMINARY COPY
                          LORD ABBETT INVESTMENT TRUST

                    A Lord Abbett Managed Investment Company
  The GM Building o 767 Fifth Avenue o New York, NY 10153-0203 o (212) 848-1800






Dear Shareholder:

                  You are cordially invited to attend the Special Meeting of Shareholders of the Lord Abbett Investment Trust scheduled to be held on November 12, 1997, at 11:00 a.m., at the General Motors Building, 767 Fifth Avenue, New York, New York. Your Board of Trustees looks forward to greeting those shareholders who are able to attend.

                  At the meeting, the shareholders of the Balanced Series will be asked to vote on a proposed revision of a fundamental investment restriction to permit the Series gradually to convert to a fund of funds.

                  Such a proposal, if approved, is intended to permit the Balanced Series to invest in the securities of other investment companies, such as a special class of shares created for this purpose and issued by Lord Abbett Affiliated Fund, Inc. and Lord Abbett Bond-Debenture Fund, Inc. Due to an unrealized capital gain per share in the Balanced Series, it would simultaneously continue to hold portfolio securities which would continue to be managed under its current investment policies. As opportunities were used to reduce the gain and cash became available, special class shares of both Affiliated Fund and Bond-Debenture Fund would be purchased. An application is pending at the Securities and Exchange Commission for an order to allow the Balanced Series simultaneously to hold portfolio securities.

                  The  proposal  is  fully   described  in  the  enclosed  proxy
statement. I encourage you to review the proxy statement for all the details regarding the meeting agenda.

                  Your Board of Trustees believes this proposal is in the best interest of the Fund and its Series shareholders and unanimously recommends a vote "for" the proposal. Regardless of the number of shares you own, it is important that they be represented and voted. Accordingly, please sign, date and mail the enclosed proxy card in the postage paid return envelope.

                  Your prompt response will help save the Series the expense of additional solicitation.


                                                     Sincerely,


                                                     Robert S. Dow
                                                     Chairman of the Board

September 17, 1997

                          LORD ABBETT INVESTMENT TRUST
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153


           NOTICE OF SPECIAL MEETING OF BALANCED SERIES' SHAREHOLDERS
                                   TO BE HELD
                                November 12, 1997

                                 PROXY STATEMENT


























   YOU ARE URGED TO SIGN AND MAIL THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER YOU OWN ONLY A FEW OR MANY SHARES. YOUR PROMPT RETURN OF THE
              PROXY MAY SAVE THE BALANCED SERIES THE NECESSITY AND
      EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THIS MEETING.

                          LORD ABBETT INVESTMENT TRUST
                                 BALANCED SERIES
                                767 Fifth Avenue
                            New York, New York 10153



Notice of Special Meeting of Balanced Series' Shareholders
To Be Held November 12, 1997                                  September 17, 1997

Notice is given hereby of a special meeting of the shareholders of the Balanced Series (the "Series") of the Lord Abbett Investment Trust (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co., on the 11th floor of The General Motors Building, 767 Fifth Avenue, New York, New York, on Wednesday, November 12, 1997, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting and any adjournments thereof.

ITEM 1. To approve or disapprove a certain change in a fundamental investment restriction of the Balanced Series, as described in the proxy statement.

                                               By order of the Board of Trustees


                                               Kenneth B. Cutler
                                               Vice President and Secretary

The Board of Trustees has fixed the close of business on August 20, 1997 as the record date for determination of shareholders of the Balanced Series entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of August 20, 1997, there were 1,371,701 shares of the Balanced Series issued and outstanding.



PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                          LORD ABBETT INVESTMENT TRUST
                                767 Fifth Avenue
                            New York, New York 10153

                                                              September 17, 1997

                                 PROXY STATEMENT

                  This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lord Abbett Investment Trust, a diversified, open-end management investment company organized as a Delaware business trust (the "Fund"), for use at a special meeting of shareholders of the Balanced Series (the "Series") of the Fund to be held at 11:00 a.m. on Wednesday, November 12, 1997 at the offices of Lord, Abbett & Co. ("Lord Abbett"), the investment manager of the Fund, on the 11th floor of the General Motors Building, 767 Fifth Avenue, New York, New York 10153, and at any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about September 17, 1997.

                  At the close of business on August 20, 1997 (the "Record Date"), there were issued and outstanding 1,371,701 shares of the Series. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund also may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. The cost of the solicitation initially will be borne by the Series. However, Lord Abbett will subsidize the cost in the event it becomes a burden to the Series (i.e. exceeds 0.10 of 1% of the Series' average net assets).

                  Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Series held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the item described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.

1. PROPOSAL TO AMEND A FUNDAMENTAL INVESTMENT RESTRICTION OF THE BALANCED SERIES






                  The Board of Trustees has approved an amendment to one of the Balanced Series' fundamental investment restrictions in order to permit the Series to gradually convert to a fund of funds. Such proposal, if approved, is intended to permit the Balanced Series to invest in the securities of other investment companies, such as a special class of shares created for this purpose and issued by Lord Abbett Affiliated Fund, Inc. and Lord Abbett Bond-Debenture Fund, Inc. Due to an unrealized capital gain per share in the Balanced Series, it would simultaneously continue to hold portfolio securities which would continue to be managed under its current investment policies. As opportunities were used to reduce the gain and cash become available, the Balanced Series would purchase additional special class shares of both Affiliated Fund and Bond-Debenture Fund.

                  Although the Balanced Series does not propose to amend its investment management contract with Lord Abbett, Lord Abbett has agreed to waive its advisory fees on assets of the Balanced Series that are invested in shares of either the Affiliated Fund or the Bond-Debenture Fund. In addition, the class of shares in which the Balanced Series will invest will not bear any sales loads, deferred sales charges, Rule 12b-1 distribution or service fees.



      COMPARISON        OF BALANCED  SERIES TO A COMBINATION  OF AFFILIATED  AND
                        BOND-DEBENTURE  FUNDS  BASED ON  INVESTMENT  OBJECTIVES,
                        EXPENSES, RATINGS AND PERFORMANCE.

      SHAREHOLDERS SHOULD READ THIS INFORMATION CAREFULLY BEFORE VOTING ON
                                 THE PROPOSAL.

                            I. INVESTMENT OBJECTIVES

                  The investment objectives of the Balanced Series, Affiliated Fund and the Bond-Debenture Fund are set forth below.

---------------------------------- ---------------------------------------------------------------------------------
              FUND                                               INVESTMENT OBJECTIVE
---------------------------------- ---------------------------------------------------------------------------------
Balanced Series                    The Series seeks current income and capital growth.
---------------------------------- ---------------------------------------------------------------------------------
Affiliated Fund                    The Fund seeks long-term growth of capital and income without excessive fluctuations in market value.  The Fund seeks to attain its objective by investing in securities selling at reasonable prices in relation to value.  The
                                   Fund normally invests in large, seasoned companies in sound financial condition,  issuing  common  stocks which are expected to perform above-
                                   average with respect earnings and appreciation.
---------------------------------- ---------------------------------------------------------------------------------
Bond-Debenture Fund                The Fund seeks high current income and the opportunity for capital appreciation to produce a high total return.  In seeking this investment objective, the Fund invests in lower-rated  debt securities which entail greater risks than investments in higher-rated debt securities.
---------------------------------- ---------------------------------------------------------------------------------

                                  II. EXPENSES






                  The following table is intended to compare the expenses currently born by an investor to various expenses that an investor in the Balanced Series would bear directly or indirectly after conversion by the Balanced Series to a fund of funds structure.

                  The following table shows the expenses of the Balanced Series for the fiscal year ended October 31, 1996 and a pro forma adjustment thereto (the "Pro Forma Balanced Series") assuming that the Balanced Series had invested 50% of its assets in the Affiliated Fund and 50% in the Bond-Debenture Fund and incurred its own direct expenses and the indirect expenses of Affiliated and Bond-Debenture Funds.

ANNUAL OPERATING EXPENSES (DIRECT AND INDIRECT)
(As a percentage of average net assets)

-------------------- ----------------------------------------------------- ---------------------------------------------------
                                        Class A Shares                                       Class C Shares
-------------------- ------------------- ------------------ -------------- ------------------ ----------------- --------------
                       Advisory Fees     Other Expenses         Total        Advisory Fees    Other Expenses        Total
                                                              Operating                                           Operating
                                                              Expenses                                            Expenses
-------------------- ------------------- ------------------ -------------- ------------------ ----------------- --------------
Balanced Series            0.25%(1)            0.66%            0.91%           0.25%(1)           1.66%            1.91%
-------------------- ------------------- ------------------ -------------- ------------------ ----------------- --------------
Pro Forma Balanced         0.39%               0.51%           0.90%(2)          0.39%             1.51%           1.90%(3)
Series
-------------------- ------------------- ------------------ -------------- ------------------ ----------------- --------------

1. See the section entitled "Management Fee Waiver By Lord Abbett" below.
2. Consists of 0.49% indirect expenses of the underlying funds in which Balanced Series invests, plus Balanced Series' own direct expenses of 0.41% which are covered in more detail below in the section entitled "Subsidy In Return For Benefits." 3. Consists of the expenses in note 2, plus the 1% level load for C shares under the Rule 12b-1 Plan.


MANAGEMENT FEE WAIVER BY LORD ABBETT. The Balanced Series is obligated to pay Lord Abbett a management fee of 0.75 of 1%. For the period from the Series' commencement of operations on December 27, 1994 through June 30, 1996, Lord Abbett waived its entire fee. For the period from July 1, 1996 through August 31, 1997, Lord Abbett waived 0.50 of 1% or two thirds of its management fee. Beginning on September 1, 1997, Lord Abbett waived 0.25 of 1% or one third of its management fee.

SUBSIDY IN RETURN FOR BENEFITS. A pro-forma adjustment to the Balanced Series' 0.66% of direct expenses reduced these expenses to 0.41% due to a 0.25% combined subisdy from Affiliated and Bond-Debenture Funds as underlying funds in the Balanced Series' fund of funds structure. In return for the subsidy, Affiliated and Bond-Debenture Funds will benefit by avoiding administrative expenses normally associated with direct investment in each fund's shares by investors. Instead, Affiliated and Bond-Debenture Funds will maintain record ownership of each fund's shares owned by the Balanced Series in a single account for each fund in the name of the Balanced Series. The subsidy will not exceed the benefit. A private letter ruling application has been submitted to the Internal Revenue Service to establish that a subsidy arrangement, such as this subsidy, will not result in a preferential dividend for Affiliated and Bond - Debenture Funds.

                  The following example illustrates the Pro Forma (direct and indirect expenses) that a shareholder would pay assuming: (i) a $1,000 investment in the Balanced Series; (ii) the expenses listed under "Total Operating Expenses" in the table above; (iii) 5% annual returns; (iv) reinvestment of all dividends and distributions; and (v) full redemption at the end of the period. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN INDICATED.




------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                                1 YEAR                 3 YEARS                5 YEARS               10 YEARS
                                ------                 -------                -------               --------
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Pro-Forma
Balanced Series
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
           Class A                $56                    $75                    $95                   $153
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
           Class C                $30                    $60                   $103                   $222
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

                                  III. RATINGS

                  Lord Abbett Bond-Debenture Fund has a five-star rating from Morningstar, Inc. for the three and five year periods ending on June 30, 1997. For the one and ten year periods ending on that date it has a four-star rating. Lord Abbett Affiliated Fund has a four-star rating for the same one, three and five year periods and a three-star rating for the same ten year period. The Balanced Series has no Morningstar rating.

                  Morningstar proprietary ratings reflect historical risk-adjusted performance among a total of (i) 1248 taxable fixed-income funds, in the case of the Bond Debenture Fund, and (ii) 1997 domestic equity funds, in the case of Affiliated Fund, as of 6/30/97. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star. The returns and ratings reflect past performance of each fund and are not an indication of future results.

                                 IV. PERFORMANCE

     Set forth below is a comparison for Class A shares of the performance of the Balanced Series to the performance of a combination of Affiliated Fund and Bond-Debenture Fund ("Affiliated/Bond-Debenture"). The Affiliated/Bond-Debenture performance assumes (i) that half of an investor's money is invested in each fund and (ii) that none of the Balanced Series direct expenses (which are 0.41 of 1%) are deducted as they would be in a fund of funds structure. Total return is shown for the two and a half calendar years spanning the life of the Balanced Series through June 30, 1997, excluding five start up days at the end of 1994.


TOTAL RETURN

------------------------------ ---------------------------- --------------------------- ----------------------------
                                    1997 year to date
                                     (June 30, 1997)                   1996                        1995

------------------------------ ---------------------------- --------------------------- ----------------------------
Balanced Series                           10.0%                        9.10%                       22.8%
------------------------------ ---------------------------- --------------------------- ----------------------------
Affiliated/Bond-Debenture                 11.7%                       15.65%                       24.6%
------------------------------ ---------------------------- --------------------------- ----------------------------


YIELD
30 day yield ended June 30, 1997
Affiliated/Bond-Debenture                   4.30%
Balanced Series                             2.45%

Balanced Series', Affiliated Fund's and Bond-Debenture Fund's, average annual rates of total return as required by the Securities and Exchange Commission at the Class A share maximum sales charge of 4.75%, 5.75%, and 4.75% respectively, for the periods ended 6/30/97:


                                                             5 YEARS (OR LIFE OF THE
                                         1 YEAR                      SERIES)                     10 YEARS
------------------------------ ---------------------------- --------------------------- ----------------------------
BALANCED SERIES                          +12.40%                    +14.36%(1)
AFFILIATED FUND                          +24.20%                    +17.23%                      +12.09%
BOND-DEBENTURE FUND                       +8.90%                     +9.48%                       +9.58%

(1) Balanced Series commenced operations on December 27, 1994.

     Total return is the percent change in value assuming the reinvestment of all distributions. The yield as required by the Securities and Exchange Commission for the 30-day period ended 6/30/97 was +2.45 % for the Balanced Series, +6.73% for Bond-Debenture Fund and +1.86% for Affiliated Fund.

     The results quoted herein represent past performance which is no indication of future results. The investment return and principal value of an investment in the funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Each fund issues additional classes of shares (Class B and/or C), with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for each fund's current prospectus. The prospectus has more complete information about each fund, including changes and expenses. Read it carefully before you invest.

                                      ****

     The Fund has applied to the Securities and Exchange Commission for an order allowing the Balanced Series to invest in Affiliated Fund and Bond-Debenture Fund while, at the same time, holding portfolio securities which would continue to be managed under the current policies of Balanced Series. If the Securities and Exchange Commission does not issue the order, the Balanced Series will not convert to a fund of funds.



     The Balanced Series' current fundamental investment restriction and its proposed fundamental investment restriction are set forth in Exhibit A attached to this Proxy Statement. Approval of the proposed amendment to the Balanced Series' fundamental investment restriction requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of that Series. A "majority" vote is defined in the Act as the vote of the holders of the lesser of: (I) 67% or more of the voting securities present or represented by proxy at the shareholders' meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (II) more than 50% of the outstanding voting securities. The effect of an abstention or broker non-vote is the same as a vote against this proposal.

     If the proposed amendment is not approved by the shareholders, the current fundamental restriction will continue in effect.

     At a meeting on August 14, 1997, the Board of Trustees considered and voted to approve and recommended shareholder approval of this change to the Balanced Series' fundamental investment restriction to allow it to operate as a fund of funds. The Board of Trustees considered various matters in evaluating the appropriateness of the Balanced Series operating as a fund of funds. In particular, the Board examined and weighed: (i) the nature of and the Board's oversight of the fee waiver agreed to by Lord Abbett; (ii) the nature and quality of the services rendered and the results achieved by Lord Abbett in its management of the Balanced Series, the Affiliated Fund and the Bond-Debenture Fund; (iii) information concerning the Balanced Series' expense ratio on both an existing and pro forma basis; and (iv) the investment objectives of the Balanced Series, Affiliated Fund and the Bond-Debenture Fund.

     Certain of the factors considered by the Board of Trustees in reaching its determination are discussed in more detail below.

     The fact that Lord Abbett has agreed to waive its advisory fees on assets of the Balanced Series that are invested in shares of either the Affiliated Fund or the Bond-Debenture Fund.


          The fact that the class of shares of the Affiliated Fund and the Bond-Debenture Fund in which the Balanced Series will invest will not bear any sales loads, deferred sales charges, distribution fees or service fees.

          The ratings of Affiliated Fund and Bond-Debenture Fund.

          The superior performance of a combination of Affiliated Fund and Bond-Debenture Fund versus Balanced Series.

          The costs of the proposed change in fund structure and other options to the proposed change.

          THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE BALANCED SERIES' FUNDAMENTAL INVESTMENT RESTRICTION.

2.   OTHER INFORMATION

          Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

     a.   TIMELINESS OF SHAREHOLDER PROPOSALS.

          Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

     b.   INVESTMENT ADVISER AND UNDERWRITER.

          Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, ("Lord Abbett") acts as investment adviser and Lord Abbett Distributor LLC, a subsidiary of Lord Abbett located at the same address, acts as principal underwriter with respect to the Fund.

     c.   ANNUAL REPORT AVAILABLE UPON REQUEST.

          The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such report(s) by writing to the Fund or by calling 800-874-3733.

                                                    LORD ABBETT INVESTMENT TRUST

                                                    Kenneth B. Cutler
                                                    Vice President and Secretary



                                                                         EXHIBIT A
                                 BALANCED SERIES
COMPARISON OF CURRENT FUNDAMENTAL RESTRICTION AND PROPOSED FUNDAMENTAL RESTRICTION

-------------------------------------------------- -----------------------------------------------------
                     Current                                             Proposed
                   Restriction                                         Restriction
-------------------------------------------------- -----------------------------------------------------
DIVERSIFICATION.

FUNDAMENTAL                                        FUNDAMENTAL
The  Series may not,  with  respect to 75% of its  With respect to 75% of its gross assets,  the Series
total assets,  and except as indicated below, buy  may   not    buy    securities    of   one    issuer
securities  if the  purchase  would then cause it  representing more  than (i) 5% of the Series'  gross to (i) have more than 5% of its gross assets,  at  assets or (ii) 10% of the voting  securities of such market value at the time of investment,  invested  issuer,  except,  in either case,  securities issued in  the  securities  of  any  one  issuer  except  or guaranteed by the U.S.  Government,  its agencies
securities  issued  or  guaranteed  by  the  U.S.  or   instrumentalities   and   securities  of  other
Government,  its agencies or instrumentalities or  investment companies.
(ii) own more than 10% of the voting securities
of any issuer.
-------------------------------------------------- -----------------------------------------------------

                          LORD ABBETT INVESTMENT TRUST
                           LORD ABBETT BALANCED SERIES

                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 12, 1997
                                767 Fifth Avenue
                            New York, New York 10153



          The undersigned hereby appoints ROBERT S. DOW and E. WAYNE NORDBERG and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the special meeting of shareholders of the Balanced Series (the "Series") of LORD ABBETT INVESTMENT TRUST on November 12, 1997, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR THE PROPOSAL LISTED BELOW.

1. For ___ Against ___ Abstain ___ To approve or disapprove the proposed change in a fundamental investment restriction of the Series, as described in the proxy statement.

ACCOUNT NUMBER             SHARES                     PROXY NUMBER

LORD ABBETT INVESTMENT TRUST
 LORD ABBETT BALANCED SERIES

                                 PLEASE SIGN, DATE AND MAIL
                                 THIS PROXY IN THE  POSTAGE
                                 PAID    RETURN    ENVELOPE
                                 PROVIDED.


               For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

                Date:......................................................

                Signature(s) of Shareholder(s) as shown at left

                .............................................................

                .............................................................
                                (Please read other side)